Reporting entity	12 Months Ended
Dec. 31, 2023
Reporting entity
Reporting entity

1.Reporting entity

Affimed N.V. is a Dutch company with limited liability (naamloze vennootschap) and has its corporate seat in Amsterdam, the Netherlands, registered with the trade register of the Chamber of Commerce (handelsregister van de Kamer van Koophandel) under number 60673389.

The consolidated financial statements are comprised of Affimed N.V., and its controlled (and wholly owned) subsidiaries Affimed GmbH, Mannheim, Germany, and Affimed Inc., Delaware, USA (collectively “Affimed”, the “Company” or the “Group”). As of December 28, 2023, the Group sold its wholly owned susidiary AbCheck s.r.o., Plzen, Czech Republic (“AbCheck”) and deconsolidated this subsidiary (see Note 6).

Affimed is a clinical-stage biopharmaceutical company focused on discovering and developing highly targeted cancer immunotherapies. The Group’s product candidates are developed in the field of immuno-oncology, which represents an innovative approach to cancer treatment that seeks to harness the body’s own immune defenses to fight tumor cells. Affimed has its own research and development programs and strategic collaborations.The Group previously performed research services for third parties under service contracts at its former subsidiary, AbCheck.

In April 2023, Affimed conducted a reorganization of its operations to focus on the Group’s three clinical stage development programs. As a result of the reorganization, the Group reduced its full-time equivalent headcount by approximately 25%. In January 2024, Affimed announced a strategic restructuring which it anticipates will lead to a reduction of its headcount by approximately 50% via the dissolution of its research and preclinical development departments (see Note 29).

In September 2023, Affimed moved to new laboratory and office facilities in Mannheim and changed its corporate seat to the city of Mannheim accordingly.